Exhibit 99.2

Greater Bay Bancorp slide presentation

for September 19, 2003 RBC Capital Markets conference

Greater Bay Bancorp

RBC Capital Markets

Financial Institutions Conference

September 17-19, 2003

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits, the impact of the S & C acquisition and the strength of the local economy.  These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to:
(1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations, the
Company’s ability to maintain its net interest spread, and the quality of the
Company’s earning assets; (2) any difficulties that may be encountered in integrating S&C and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company‘s reports filed with the Securities and Exchange Commission, including its Annual Report on Form
10-K for the year ended December 31, 2002.

Company Snapshot

$15 million

                  Perpetual Preferred

$80 million

                  Convertible Preferred

Preferred Equity:

$639 million

Common Equity

$111 million

LTM Net Income

$8.1 billion

Assets

$1.1 billion

Market Value*

52 million

Shares Outstanding

GBBK

Nasdaq NM

Greater Bay Bancorp

Company Name

*  Calculated using closing price of GBBK stock on 9/4/03

Franchise Overview
Regional Community Banking

Formed in late 1996 with merger of
Cupertino National Bancorp and Mid-
Peninsula Bancorp.

Currently largest independent
community bank holding company
headquartered in Northern California.

Diversified financial services provider.

Proven Ability to Manage
Acquired Businesses

Formation of GBBK                     $0.6 B

Acquired Growth              $3.0 B

Organic Growth                $4.5 B

Total Assets                      $8.1 B

Acquisition Strategy
“Ring the Bay”

Greater Bay now has a presence in all of the key
sub-markets of the San Francisco Bay Area

2003

1996

Successful Acquisition Strategy

14 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

                N/A *

ABD Insurance and Financial Services

           03/02

         N/A**

Sullivan & Curtis Insurance Brokers

      07/03

                 $285

The Matsco Companies

           11/00

                 $680

San Jose National Bank

           12/01

                     $15

CAPCO Financial Company, Inc.

           03/01

                 $200

Bank of Petaluma

           10/00

                 $400

Bank of Santa Clara

           07/00

                 $400

Coast Commercial Bank

           05/00

                 $250

Mt. Diablo National Bank

           01/00

                 $200

Bay Bank of Commerce

           10/99

                 $200

Bay Area Bank

           05/99

                     $15

Pacific Business Funding

           08/98

                 $150

Golden Gate Bank

           05/98

                 $200

Peninsula Bank of Commerce

           12/97

Assets at

Date of Acquisition

$ in Millions

* Gross annual premiums of $1 billion                 ** Gross annual revenue of $10 million

Diversified Financial Services Provider

Greater Bay Bancorp

Regional
Banking

ABD
Insurance

Specialty
Finance

Trust

Premiums > $1
billion *

Revenue >
$120 million

Offering P&C,
D&O,
Employee
Benefits, 401k
Products

* No underwriting risk

11 Banks

45 Offices

Local Client
Decision
Making

Local
Management
and Board

International/
Trade Finance

Leasing

Factoring

Asset Based
Lending

SBA Lending

Wealth
Management

Private
Banking

Client Focus

Small and mid-sized businesses

Credit needs of $2-$10 million

Professional services firms

Private banking and wealth management

Custom banking for individuals

Relationship-driven real estate investors
and operators

ABD Insurance and Financial Services

We completed the acquisition of ABD
Insurance and Financial Services (the 20th
largest commercial insurance brokerage
agency in the country) in March 2002.

It has been a very successful partnership
and, during the first two quarters of 2003,
ABD provided $58.9 million in fee income.

No underwriting risk.

Product Focus

P & C

D & O

Employee benefits

401K products

Great opportunity for cross selling relationships.

ABD completed the acquisition of Sullivan and
Curtis Insurance Brokers in July 2003. The firm
reports annual revenues of approximately $10
million. The acquisition will be neutral to 2003
earnings and marginally accretive to 2004
earnings.

ABD Insurance and Financial Services

Experienced Senior Management Team

25+

Peggy Hiraoka

EVP, Human Resources

15+

Shawn E. Saunders

EVP, Finance and Accounting

20+

Kenneth Shannon

Chief Risk Officer

30+

Kimberly Burgess

Chief Administrative Officer

25+

Gregg Johnson

Chief Information Officer

25+ Avg.

Community Bank Boards of Directors

     90 diversified and seasoned directors

GBB Board of Directors

     18 diversified and seasoned directors

Community Bank Presidents

Chief Financial Officer

Chief Operating Officer

Chief Executive Officer

Position

25+

Steven C. Smith

25+ Avg.

20+ Avg.

25+

Byron A. Scordelis

35+

David L. Kalkbrenner

Years Experience

Name

Q2 2003 Financial Highlights

Net Income - $23 million

EPS - $0.41

Return on Average Assets of 1.15%

Return on Average Tangible Assets of 1.18%

Return on Average Common Equity* of 14.62%

Return on Average Tangible Equity** of 17.69%

*    Average common equity excludes average convertible preferred stock of $80,441M

**  Average tangible equity includes average convertible preferred stock of $80,441M and excludes average intangibles of $190,440M

Q2 2003 Financial Highlights

Non-interest income $42 million – 36% of Total
Revenue

Core Deposit Growth – 8% year over year

Loan Growth – 1% year over year

Total Assets - $8.1 billion

Despite the challenging economic environment,
our relationship banking philosophy and effective
credit management efforts have resulted in levels
of net charge-offs and non-performing assets in
line with our peer group.

Current outstandings in the non-relationship SNC
portfolio are $28 million and the SNC allowance
for loan and lease losses is $12 million.

Credit Quality

* Custom peer group defined by GBBK – see schedule A

Credit Quality
Q2 2003

Trends in the Level of
Allowance and Charge-offs

Net Charge-offs Peaked in 2002
and are Trending Down

Net Interest Margin
Management in a Volatile Environment

Net Interest Margin
Impact of Further Market Interest Rate Reduction

GBBK is asset sensitive.

Over the last year, MBS portfolio has declined
approximately $675 million as planned.

Investment strategy continues to be to invest in
short duration securities.

Give up current yield for stable value

Position Company to take advantage of rising rates
in 2004 and beyond

Diversified Real Estate Portfolio

Loans by Owner Occupied

RE Term

$1.7 billion, 37% of Loans

RE Construction

$0.5 billion, 14% of Loans

Data as of 6/30/03

Diversified Real Estate Portfolio

Loans by Location (County)

RE Term

$1.7 billion, 37% of Loans

RE Construction

$0.5 billion, 14% of Loans

Financial data as of 6/30/03

Diversified Real Estate Portfolio

Loans by Classification

Data as of 6/30/03

RE Term

$1.7 billion, 37% of Loans

RE Construction

$0.5 billion, 14% of Loans

Capital Strength

                13.49%

                11.07%

                     7.97%

                     7.24%

Peer
Group**

6/30/03

  13.55%

  12.29%

       9.29%

       6.91%

GBBK*

6/30/03

                      10.00%

                           6.00%

                           5.00%

                              N/A

Minimum to be

Well-Capitalized

Leverage Ratio

Total Risk Based Capital

Tier I Risk Based Capital

Tangible Equity Ratio

*    Tangible Equity includes Shareholders' Equity, Convertible Preferred Stock and REIT Preferred
     Securities, less Goodwill and Other Intangibles.

**  Custom peer group defined by GBBK – see schedule A

Our emphasis on increasing capital ratios
during the past year has resulted in a
tangible equity to asset ratio of 6.91%, up
from 5.43% at June 30, 2002.

All other capital ratios are substantially in
excess of regulatory well capitalized
guidelines and peers.

Capital Strength

Economic Capital as a Foundation for
Enterprise-wide Risk Management

We have developed an economic capital allocation
model that incorporates economic factors, historical
factors and our actual operating results to measure
our capital levels in relation to our risk profile.

Results show returns on risk adjusted capital by
business line.

Results provide framework, based on risk appetite
correlated to ratings targets, to determine capital
GBBK can utilize to enhance shareholder returns.

Required Economic Capital Formulated
to GBBK Risk Appetite

This chart provides an initial look at
GBBK’s economic capital position vs.
the economic capital required to
achieve various credit ratings.

GBBK’s Tangible Equity does not
include the value of ABD which
currently is locked up in goodwill, but is
worth more today than when we
acquired ABD in early 2002.

GBBK’s Tangible Equity does not
include an allocation of loan loss
reserves in excess of expected losses –
a very conservative assessment.

(1) Data as of 12/31/02

Return on Risk Adjusted Capital
by Business Unit

19%

$23.1

$489

Total Greater Bay

0%

0

54

   Excess Capital

21%

23.1

435

Total Required

9%

  0%

0.9

0

40

0

Matsco

Credit Provision in Excess

  of Expected Loss

33%

0.2

2

Greater Bay Trust

37%

3.0

32

ABD

21%

$19.0

$361

Core Banks

Risk Adjusted
Return on
Capital  (3)

Q2’03
Net
Income (2)

Economic
Capital
Required (1)

($ in millions)

(1)

Required for A / A2 rating

(2)

Net Income rounded to nearest million

(3)

Annualized

Looking Forward:
Our Strategy for 2004 and Beyond

Our Future is a
Reaffirmation of Our Past

The Bay Area economy is mired in an
economic slump which has affected our
state and our nation, but

We believe that this remains one of the
greatest economic regions in the world.

And the Bay Area will remain the focal point
of our strategic future.

“ We are heartened that expectations for the
next six months have improved and are
keeping our fingers crossed that this
growing confidence can produce capital
spending to grease the gears of the
economy and jumpstart positive growth.”

Bay Area Council

Business Confidence Survey

May 2003

Bay Area Dominates Venture
Investment

Regional Investment in the US in Q203  ($1.4 billion)

Source: PwC/Venture Economics/National Venture Capital Association MoneyTreeTM  Survey

Our Future is a
Reaffirmation of Our Past

We believe that relationship banking rather
than transactional banking must remain at the
core of our business model.

The local market knowledge of our community
bankers provide an advantage that is difficult to
match.

The strength of our credit portfolio affirms this
belief and defies the skeptics.

We believe that an uncompromising focus on
quality will differentiate us from our peers and is
the key that will deliver superior long-term value
to our shareholders

Credit quality

Operating quality

Attention to detail in serving our clients

Our Future is a
Reaffirmation of Our Past

We understand that this is a business and that
we work for our shareholders.

We have no divine right to exist as a business.

Most efficient competitor sets profit margin for
everyone else.

Our focus must be on factors that deliver quality
results.

Selling money is a commodity business providing
exceptional service is a value business.

Our Future is a
Reaffirmation of Our Past

Strategic Goals

Reaching greater critical mass in
the Company's market areas.

Generating increased fee income through
cross-selling broader services.

Continue to diversify revenue stream.

Continue to mitigate and proactively
manage risk.

Opportunistic market expansion.

Deposit Market Share
Comparable Bay Area Markets
December 1999 to June 2002

8.71%

11.03%

8.56%

10.66%

Wells Fargo Bank

10.41%

11.06%

16.51%

16.90%

Bank of America

15.61%

15.08%

13.12%

6.76%

Greater Bay Bancorp

6/02

12/01

12/00

12/99

Business Savings/MMA

Strategic Goals

Reaching greater critical mass in the
Company's market areas.

Generating increased fee income
through cross-selling broader
services.

Continue to diversify revenue stream.

Continue to mitigate and proactively
manage risk.

Opportunistic market expansion.

Q2 2003 Fee Income

                                                                                                                                                                                                                                                                                                                                                                                                                                      $ in Millions

International/Loan Fees                                                   $2.4

Account Analysis/Service Fees                                       3.0

Insurance Agency Fees                                                   27.9

Trust Fees                                                                            0.8

                                                                                            $34.1

Strategic Goals

Reaching greater critical mass in the
Company's market areas.

Generating increased fee income through
cross-selling broader services.

Continue to diversify revenue
stream.

Continue to mitigate and proactively
manage risk.

Opportunistic market expansion.

Non-Interest Income (1)

(1)

As a result of the ABD acquisition in March 2002, the Company’s 2002 results included insurance agency commissions and fees totaling $88.5 million.  There were no such insurance agency commissions in 2001.

36.4%

$42.3

31.0%

$155.5

12.7%

$44.8

% of Total
Revenue

Total $

% of
Total
Revenue

Total $

% of
Total
Revenue

Total $

Q2 2003

2002

2001

Grow insurance agency fees

Expand wealth management capability

Strategic Goals

Reaching greater critical mass in the
Company's market areas.

Generating increased fee income through
cross-selling broader services.

Continue to diversify revenue stream.

Continue to mitigate and
proactively manage risk.

Opportunistic market expansion.

Mitigate and Proactively Manage Risk

Enterprise-wide Risk Management

Economic Capital Analysis

Concentration Analysis

Focus on Relationships

Strategic Goals

Reaching greater critical mass in the
Company's market areas.

Generating increased fee income through
cross-selling broader services.

Continue to diversify revenue stream.

Continue to mitigate and proactively
manage risk.

Opportunistic market expansion.

Opportunistic Market
Expansion

De novo regional offices

Upscale retail banking

Acquisitions of community banks,
insurance agencies and wealth
management companies

Market Concerns About GBBK

The Northern California economy, the state
deficit, the dot com fall-out and the technology
industry in Silicon Valley.

Real estate valuations, lease rates and vacancy
factors in the San Francisco Bay Area.

Impact of Fed rate decreases on net interest
margin.

Market perception of GBBK’s credit quality and
overall risk profile.

Guidance

Loan growth

Focus on quality and relationships

Business loan growth is expected to
increase slightly in the last half of 2003

Deposit growth

Committed to expanding deposit base and
selectively adding new clients that fit

5% to 10% annualized growth for the
remainder of the year

Net interest margin

Continued pressure due to economic
conditions and competitive environment

For every 25 bps decline in market
interest rates, net interest margin is
expected to decline approximately 10-20
bps, depending on the mix of assets and
liabilities

Credit quality – net charge offs
estimated to be in the 60-70 bps range
for 2003

Guidance

Well Positioned for the
Economic Upturn

Our franchise provides competitive
opportunities

Asset sensitive balance sheet

Internal capital generation will support future
growth

Stable credit quality

Increase in fee income from insurance agency
and wealth management

Increased business activity will bring higher
commercial loan volume

No residential mortgage company

Schedule A – Custom Peer Group

Allfirst Financial, Inc.

Fulton Financial Corporation

Associated Banc-Corp

Greater Bay Bancorp

BancorpSouth, Inc.

Hibernia Corporation

Bank of Hawaii Corporation

Hudson United Bancorp

BOK Financial Corporation

International Bancshares Corporation

Bremer Financial Corporation

Mercantile Bankshares Corporation

Central Bancompany

Old National Bancorp

Citizens Banking Corporation

Provident Financial Group, Inc.

City National Corporation

RBC Centura Banks, Inc.

Colonial BancGroup, Inc.

Riggs National Corporation

Commerce Bancorp, Inc.

Sky Financial Group Inc.

Commerce Bancshares, Inc.

South Financial Group, Inc. (The)

Community First Bankshares, Inc.

Southwest Bancorporation of Texas, Inc.

Cullen/Frost Bankers, Inc.

Susquehanna Bancshares, Inc.

F.N.B. Corporation

Synovus Financial Corp.

FBOP Corporation

TCF Financial Corporation

First Banks, Inc.

Trustmark Corporation

First Citizens BancShares, Inc.

UMB Financial Corporation

First Midwest Bancorp, Inc.

United Bankshares, Inc.

First National of Nebraska, Incorporated

Valley National Bancorp

First Virginia Banks, Inc.

Whitney Holding Corporation

Firstbank Holding Company of Colorado

Wilmington Trust Corporation

FirstMerit Corporation